SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-CULBRO CORP

          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                 6/13/97           20,000-          137.3204
                                 6/13/97              500-          136.9454
               THE GABELLI SMALL CAP GROWTH FUND
                                 6/12/97              500-          137.4454
          GAMCO INVESTORS, INC.
                                 6/20/97            1,500-          143.9813
                                 6/12/97            1,000-          137.3333
                                 6/11/97            1,000-          134.5577
          GAMCO INVESTORS, INC.
                                 6/20/97            2,500-          143.9813
                                 6/19/97              500-          142.7500
                                 6/19/97            3,900-          144.0224
                                 6/19/97            1,000-          144.0000
                                 6/17/97              500-          137.2500
                                 6/17/97              500-          141.5000
                                 6/16/97            1,500-          138.6500
                                 6/13/97            3,500-          140.1857
                                 6/13/97              500-          140.7500
                                 6/13/97            1,000-          136.8750
                                 6/13/97              500-          140.8250
                                 6/12/97              500-          137.3333
                                 6/11/97              300-          134.5577
                                 6/11/97            2,000-          134.4188
                                 6/11/97              500-          134.0000
                                 6/11/97            1,000-          134.1500















                                       28

SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                 DATE            SOLD(-)             PRICE(2)

COMMON STOCK-CULBRO CORP

         GABELLI ASSOCIATES FUND
                                6/20/97              600           144.0625
                                6/16/97              300           137.7500




























(1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
    ON THE NY STOCK EXCHANGE.

(2) PRICE EXCLUDES COMMISSION.

(*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.





                                       29